Filed pursuant to Rule 497(e)
File Nos. 033-36528 and 811-06161

ALLIANZ FUNDS

Supplement Dated May 15, 2018

to the Statutory Prospectus for Class A, Class C, Class R, Institutional Class,

Class R6, Class P, Administrative Class and Class T Shares of Allianz Funds

Dated August 30, 2017 (as supplemented thereafter)

Disclosure Relating to AllianzGI Health Sciences Fund (the “Fund”)

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund – Portfolio Managers” is hereby restated in its entirety as follows:

Peter Pirsch, CFA, lead portfolio manager, director and senior analyst, has managed the Fund since 2018.

Bret Jones, CFA, portfolio manager, director and senior analyst, has managed the Fund since 2018.

The information relating to the Fund contained in the table in the subsection “Management of the Funds – Investment Adviser and Administrator” in the Prospectus is hereby deleted and replaced with the following:

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Health Sciences Fund	Peter Pirsch, CFA (Lead)	2018	Mr. Pirsch is a senior portfolio manager, a senior analyst and a director with Allianz Global Investors, which he joined in 2018. He has management and research responsibilities for the Health Care team. Mr. Pirsch has 18 years of investment-industry experience. He previously worked at Aptigon Capital, Visium Asset Management, Surveyor Capital, Fred Alger Management and C.R. Bard. Before that, Mr. Pirsch was an analyst at UBS Investment Bank and Wells Fargo. He has a B.A. in economics and international relations from Bucknell University, and an M.B.A. from Duke University, Fuqua School of Business. Mr. Pirsch is a CFA charterholder.

	Bret Jones, CFA	2018	Mr. Jones is a portfolio manager, senior analyst and a director with Allianz Global Investors, which he joined in 2018. He is a member of the Health Care team covering health care services companies. Mr. Jones has 13 years of investment-industry experience. He was previously a senior health care analyst at Pura Vida Investments; Oppenheimer; Brean Murray, Carret and Leerink Swann. Before that, Mr. Jones was an equity research associate at SG Cowen. He has a B.S., magna cum laude, in finance from Florida State University, and an M.B.A. from Kelley School of Business, Indiana University. Mr. Jones is a CFA charterholder.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
File Nos. 033-36528 and 811-06161

ALLIANZ FUNDS

Supplement Dated May 15, 2018 to the

Statement of Additional Information

of Allianz Funds,

Dated August 30, 2017 (as revised December 12, 2017) (as supplemented thereafter)

Disclosure Relating to AllianzGI Health Sciences Fund (the “Fund”)

Effective immediately, the subsection titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is hereby revised to remove all references to John Schroer as a portfolio manager of the Fund and to indicate that Bret Jones has been added as a portfolio manager of the Fund.

Information regarding other accounts managed by Mr. Jones, as well as his ownership of securities of the Fund, each as of May 15, 2018, is provided below.

Other Accounts Managed

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Bret Jones, CFA	0	0	0	0	0	0

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Bret Jones, CFA	0	0	0	0	0	0

Securities Ownership

Health Sciences Fund	Dollar Range of Equity Securities
Bret Jones, CFA	none

Please retain this Supplement for future reference.